SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2000

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Page 1 of 8 pages
Exhibit Index page 4

Item 5. Other Events

Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statement of Operations and Balance Sheet, reporting the Company's results of operations and financial position as of and for the first quarter ended March 31, 2000, and other key financial information.

Item 7. Financial Statements and Exhibits

            (c)     Exhibits.

99	Condensed Consolidated Statements of Operations and Balance Sheets of the Company, reporting results of operations for the first quarters ended March 31, 2000 and April 2, 1999 (unaudited) and financial position as of March 31, 2000 (unaudited) and December 31, 1999, and other key financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 COCA-COLA ENTERPRISES INC.
                                                                                              (Registrant)

                                                                                 S/ E. LISTON BISHOP III
Date: April 20, 2000                                                  E. Liston Bishop III
                                                                                 Vice President and
                                                                                 Deputy General Counsel

COCA-COLA ENTERPRISES INC.

EXHIBIT INDEX

Exhibit No. 99

Condensed Consolidated Statements of Operations and Balance Sheets of the Company, reporting results of operations for the first quarters ended March 31, 2000 and April 2, 1999 (unaudited) and financial position as of March 31, 2000 (unaudited) and December 31, 1999, and other key financial information.